                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 4, 2002


                              MED DIVERSIFIED, INC.
             (Exact name of registrant as specified in its charter)



            NEVADA                                              84-1037630
(State or other jurisdiction of                             (I.R.S. employer
 incorporation or organization)                           identification number)


                         COMMISSION FILE NUMBER: 1-15587


                        200 BRICKSTONE SQUARE, SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

           NOT APPLICABLE

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           NOT APPLICABLE

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

           NOT APPLICABLE

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           NOT APPLICABLE

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

           On June 4, 2002, the Board of Directors of Med Diversified, Inc. (the "Company") announced that on May 22, 2002, it received notice from the American Stock Exchange that the Company no longer meets the continued listing requirements of AMEX. Med disputes the factual premises upon which AMEX's action was taken and has requested a formal hearing to continue listing its common stock on AMEX. If the Company is unsuccessful in its appeal, it is anticipated that the Company's common stock will trade on the Over-the-Counter Bulletin Board following the delisting of the Company's common stock from AMEX.

           A copy of the Company's press release describing these events is attached hereto as Exhibit 99.1.



ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

           NOT APPLICABLE

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (A)      FINANCIAL STATEMENTS

                    NOT APPLICABLE

           (B)      PRO FORMA FINANCIAL INFORMATION

                    NOT APPLICABLE




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           (C)      EXHIBITS

                    99.1     Press Release dated June 4, 2002.

ITEM 8.    CHANGE IN FISCAL YEAR

           NOT APPLICABLE

ITEM 9.    REGULATION FD DISCLOSURE

           NOT APPLICABLE























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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MED DIVERSIFIED, INC.
                                                 (Registrant)



Date: June 4, 2002                               By: /s/ Frank Magliochetti
                                                     ---------------------------
                                                         Frank Magliochetti,
                                                         Chief Executive Officer



























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EXHIBIT INDEX
--------------

99.1              Press Release dated June 4, 2002.
































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